UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2014

Intelligent Living Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54026	45-1498410
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

20801 Biscayne Blvd, Suite 403
Miami, FL 33180
(Address of Principal Executive Offices) (Zip Code)

866.326.3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On March 1, 2014, Intelligent Living, Inc.’s Board of Directors entered into Advisory Board Agreements with Messrs Tae Darnell and Jim O’Mahony, in which they are to serve as both members of the Company’s Advisory Board as well as provide consulting services to the Company.  Their compensation consists of the issuance of 15,000,000 shares each of the Company’s common stock pursuant to a vesting schedule.

Mr. Danell is to consult with the Company regarding aspects of licensing and legal issues.

Mr. O’Mahony is to consult with the Company regarding aspects of branding and marketing.

Item 9.01    Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description

Exhibit 10.1	Intelligent Living, Inc. Advisory Board Agreement for Tae Darnell

Exhibit 10.2	Intelligent Living, Inc. Advisory Board Agreement for Jim O’Mahony

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 20, 2014	Intelligent Living Inc.

	By	/s/ Victoria Rudman
Name: Victoria Rudman Title: Chief Executive Officer

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